UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2006

QUEPASA Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-25565

Nevada	86-0879433
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7550 E. Redfield Rd.

Suite A

Scottsdale, AZ 85260

(Address of principal executive offices, including zip code)

480-348-2665

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 17, 2006, Quepasa Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Mexicans & Americans Trading Together, Inc. (the “Investor”). In connection with the Purchase Agreement, the Company issued to the Investor common stock and warrants to purchase additional common stock from the Company. The Company also entered into a Registration Rights Agreement and a Support Agreement with the Investor.

Purchase Agreement

Pursuant to the terms of the Purchase Agreement, the Company issued 1,000,000 shares of common stock to the Investor for $10,000,000. The Investor was also granted a warrant to purchase 1,000,000 shares of common stock at an exercise price of $12.50 per share and a warrant to purchase 1,000,000 shares of common stock at an exercise price of $15.00 per share (together, the “Warrants”).

In addition, the Purchase Agreement provides that the Investor may recommend one person to the Company’s Corporate Governance and Nominating Committee for appointment to the Company’s Board of Directors and that, upon approval of the designee by the committee, the Company will take the appropriate action to effect the appointment.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Warrants

The Warrants are exercisable as of October 17, 2006, and will expire on October 17, 2016. The exercise prices for the Warrants are subject to adjustment in the event of any: (i) reclassification, capital reorganization, recapitalization, stock dividend, stock split or other capital reorganization by the Company; (ii) consolidation or merger of the Company with or into another corporation or other entity; or (iii) sale, lease or conveyance to another person or entity of all or substantially all the assets of the Company. In addition, the exercise prices for the Warrants are subject to adjustment (to a price no lower than $10.00 per share) based on the level of advertising and other commercial revenues generated by the Investor for the benefit of the Company. The formulas for the downward adjustments are set forth in the Warrants, attached as Exhibits 10.2 and 10.3 to this Form 8-K, respectively.

The foregoing description of the Warrants is not complete and is qualified in its entirety by reference to the Warrants, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the Purchase Agreement, the Investor and the Company entered into the Registration Rights Agreement. The Registration Rights Agreement provides that within 30 days after the date of the closing of the transactions contemplated by the Purchase Agreement, the Company will file with the Securities and Exchange Commission (“SEC”) a registration statement that will register for resale the common stock acquired by the Investor and the common stock issuable upon exercise of the warrants and will use its best efforts to cause the registration statement to be declared effective. The Registration Rights Agreement also provides that the Company will keep the registration statement effective until the securities have all been sold or cease to be registerable securities.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Support Agreement

The Support Agreement provides that the Investor will use its commercially reasonable efforts to generate advertising and other commercial revenue for the Company, and such revenue will determine the adjustments made to the exercise prices of the Warrants, as described above.

The foregoing description of the Support Agreement is not complete and is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this report on Form 8-K is incorporated herein by reference.

The Company issued the securities described above to the Investor in reliance upon Section 4(2) of the Securities Act of 1933 as a transaction by an issuer not involving a public offering. The stock certificate and Warrants issued in the transaction bear a restrictive legend permitting the transfer thereof only in compliance with applicable securities laws. The Investor represented to the Company that its intention to acquire the securities is for investment purposes only and not with a view to or for sale in connection with any distribution thereof. The Investor had adequate access, through reports filed by the Company with the SEC or through other access to information provided by the Company, to information about the Company.

Item 8.01  Other Events.

On October 19, 2006, the Company publicly announced the transactions described in Items 1.01 of this current report.

The Company hereby incorporates by reference the press release dated October 19, 2006, attached hereto as Exhibit 99.1 and makes such press release a part of this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Securities Purchase Agreement dated October 17, 2006, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.

10.2	Series 1 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock, par value $.001, issued to Mexicans & Americans Trading Together, Inc.

10.3	Series 2 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock, par value $.001, issued to Mexicans & Americans Trading Together, Inc.

10.4	Registration Rights Agreement dated October 17, 2006, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.

10.5	Support Agreement dated October 17, 2006, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.

99.1	Press Release dated October 19, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation

Date October 19, 2006	/s/ Charles B. Mathews
Charles B. Mathews
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Securities Purchase Agreement dated October 17, 2006, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.

10.2	Series 1 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock, par value $.001, issued to Mexicans & Americans Trading Together, Inc.

10.3	Series 2 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock, par value $.001, issued to Mexicans & Americans Trading Together, Inc.

10.4	Registration Rights Agreement dated October 17, 2006, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.

10.5	Support Agreement dated October 17, 2006, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.

99.1	Press Release dated October 19, 2006.